                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-8252
                    ----------------------------------------

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                    Credit Suisse Emerging Markets Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2003 to October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2004


-  CREDIT SUISSE
   EMERGING MARKETS FUND


THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE FUND, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD BE AWARE THAT THEY MAY BE ELIGIBLE TO PURCHASE COMMON CLASS AND/OR ADVISOR CLASS SHARES (WHERE OFFERED) DIRECTLY OR THROUGH CERTAIN INTERMEDIARIES. SUCH SHARES ARE NOT SUBJECT TO A SALES CHARGE BUT MAY BE SUBJECT TO AN ONGOING SERVICE AND DISTRIBUTION FEE OF UP TO 0.50% OF AVERAGE DAILY NET ASSETS. INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD ALSO BE AWARE THAT THEY MAY BE ELIGIBLE FOR A REDUCTION OR WAIVER OF THE SALES CHARGE WITH RESPECT TO CLASS A, B OR C SHARES. FOR MORE INFORMATION, PLEASE REVIEW THE RELEVANT PROSPECTUSES OR CONSULT YOUR FINANCIAL REPRESENTATIVE.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2004; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2004 (unaudited)

                                                                December 7, 2004
Dear Shareholder:

PERFORMANCE SUMMARY
11/01/03 - 10/31/04

SHARE CLASS/BENCHMARK                                            PERFORMANCE
Common(1)                                                        17.27%
Advisor(1)                                                       17.52%
Class A(1),(2)                                                   17.65%
MSCI Emerging Markets Index(3)                                   19.40%

Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.(2)

MARKET OVERVIEW: SHAKING OFF GLOBAL MACRO WORRIES

   The global environment was broadly favorable for emerging markets over the period in question. Ample liquidity conditions as a result of low global interest rates, robust global growth and high investor appetite for higher-return and higher-risk assets drove outperformance versus developed markets at the beginning of the period. In April and May of 2004, however, the asset class surrendered some of its gains, as fears of rising U.S. interest rates and a sharp slowdown in China's economy sparked a wave of profit-taking, particularly within cyclicals and materials stocks which had strongly outperformed. Favorable market conditions returned late in Q304 as fears over a sharp rise in U.S. inflation and interest rates appeared ungrounded. As U.S. yields began to trend lower, flows returned to higher-yielding assets, including emerging markets. Signs that China's growth slowdown was not going to be as severe as anticipated also lifted heavily sold-off commodity plays. Finally, the sharp decline in the U.S. dollar that commenced at the end of the period was also positive for emerging market currencies, translating into higher U.S. dollar market returns.

STRATEGIC REVIEW: TACTICAL ADJUSTMENTS

   The Fund participated in the broad rally in emerging markets, although underperformance early in the period left the Fund behind its benchmark for the full year. The key contributor to performance was strong stock selection within South Africa and Eastern Europe -- specifically, Russia and Hungary. Performance was hindered by certain holdings in China and India, as well as limited exposure to smaller markets in Latin American and the Eastern Europe, Middle East and Africa (EMEA) region, which registered very strong returns.

   In terms of regional positioning, we remained overweight in the larger markets within Latin America, albeit trimming our positions toward the end of period after substantial market gains. Rising U.S. interest rates and slowing global growth have traditionally been the source of market pressure for Latin America and in particular Brazil, given the region's reliance on external financing. We believe that improved external fundamentals could make economic growth more resistant to global headwinds in this cycle. Nevertheless, our positioning in both Mexico and Brazil is biased primarily toward companies dependent on domestic demand, such as Brazilian banks and Mexican homebuilders, where we have greater conviction about the earnings outlook.

   We maintained a roughly neutral position in Asia overall. Within the larger North Asian markets, we favored Taiwan over Korea and China through most of the period. In Taiwan, we were exposed to financial stocks, which benefited from the improvement in domestic spending over the period. By contrast, a moribund consumer sector continued to inhibit the domestic recovery in Korea and the earnings outlook for domestic stocks and banks, although we believe attractive valuations for the market overall remain in place. In China, despite our relatively sanguine view over the prospects for macroeconomic growth, rising cost pressures have eroded the profitability amongst many Chinese corporates, while valuations have not been compelling in our view. Within the smaller markets of Southeast Asia, we also ended the period with overweightings in Malaysia and Thailand, reflecting our more positive outlook on their macro fundamentals. We remained underweighted in India, though we did add to our Indian position late in the period as concerns regarding the growth outlook and reform agenda of the incoming government appeared overblown.

   We were primarily underweighted the EMEA region during the period. In Eastern Europe, our primary overweight through much of the year had been in Russia, although we reduced our exposure as the corporate environment deteriorated. We were underweighted in South Africa through the period, due to our bias away from commodity exporters, which continue to be hampered by strength in the country's currency. We maintained an overweight in Turkey, based on positive macroeconomic developments and market expectation of positive news regarding Turkey's application for eventual EU membership. Our exposure to Israel through most of the period was broadly neutral, but with a relatively high bias toward domestic-oriented companies and banks, which we feel continue to have amongst the most compelling valuations in the emerging market bank universe.

GOING FORWARD: CLEARER HORIZONS?

   In the coming year, emerging markets, in our view, will not enjoy the type of strong liquidity and growth drivers which lifted the asset class in 2003 and 2004. Nevertheless, we still maintain a positive view on the asset class, barring any unforeseen geopolitical developments. In our opinion, macroeconomic risks within the emerging world are lower than at any point in recent history, while domestic growth prospects remain vibrant in many of our markets. Valuations relative to developed markets continue to be attractive in our view, and we are optimistic that fund flows will continue into what has recently been an underowned asset class. While global growth probably looks poised to slow further, we are not expecting a growth collapse. We believe that oil prices will likely remain high but relatively stable, while US interest rates are likely to rise modestly going forward. These factors stand to keep risk thresholds at modest levels in our view, to the benefit of emerging markets, and we will remain focused on stocks we believe have the brightest long-term growth potential.

The Credit Suisse Emerging Markets Team

Annabel Betz
Neil Gregson
Matthew J.K. Hickman
Elizabeth H. Eaton
Jonathan S. Ong
Emily Alejos

   THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE-DEVELOPED MARKETS. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
           CREDIT SUISSE EMERGING MARKETS FUND(1) COMMON CLASS SHARES,
             ADVISOR CLASS SHARES AND THE MSCI EMERGING MARKETS FREE
                       INDEX(3) FROM INCEPTION (12/30/94).

[CHART]

              CREDIT SUISSE EMERGING   CREDIT SUISSE EMERGING
                MARKETS FUND(1) --       MARKETS FUND(1) --     MSCI EMERGING MARKETS
                  COMMON CLASS             ADVISOR CLASS            FREE INDEX(3)
  12/31/94          $  10,000                $  10,000                $  10,000
   1/31/95          $   9,870                $   9,860                $   8,936
   2/28/95          $   9,900                $   9,890                $   8,707
   3/31/95          $  10,410                $  10,410                $   8,762
   4/30/95          $  10,580                $  10,570                $   9,155
   5/31/95          $  11,240                $  11,230                $   9,642
   6/30/95          $  10,941                $  10,928                $   9,671
   7/31/95          $  11,775                $  11,770                $   9,888
   8/31/95          $  11,654                $  11,640                $   9,655
   9/30/95          $  11,845                $  11,840                $   9,609
  10/31/95          $  11,333                $  11,329                $   9,241
  11/30/95          $  11,262                $  11,249                $   9,076
  12/31/95          $  11,723                $  11,703                $   9,479
   1/31/96          $  12,445                $  12,422                $  10,152
   2/29/96          $  12,588                $  12,554                $   9,991
   3/31/96          $  12,903                $  12,868                $  10,069
   4/30/96          $  13,971                $  13,932                $  10,471
   5/31/96          $  13,615                $  13,577                $  10,425
   6/30/96          $  13,452                $  13,415                $  10,490
   7/31/96          $  12,486                $  12,453                $   9,773
   8/31/96          $  12,557                $  12,523                $  10,023
   9/30/96          $  12,781                $  12,746                $  10,110
  10/31/96          $  12,404                $  12,371                $   9,840
  11/30/96          $  12,791                $  12,746                $  10,005
  12/31/96          $  12,888                $  12,842                $  10,050
   1/31/97          $  13,707                $  13,653                $  10,736
   2/28/97          $  14,034                $  13,978                $  11,196
   3/31/97          $  13,717                $  13,664                $  10,902
   4/30/97          $  14,045                $  13,988                $  10,921
   5/31/97          $  14,792                $  14,728                $  11,233
   6/30/97          $  15,293                $  15,224                $  11,835
   7/31/97          $  15,437                $  15,366                $  12,011
   8/31/97          $  13,635                $  13,572                $  10,483
   9/30/97          $  13,830                $  13,765                $  10,773
  10/31/97          $  11,076                $  11,018                $   9,006
  11/30/97          $  10,462                $  10,410                $   8,677
  12/31/97          $  10,312                $  10,251                $   8,886
   1/31/98          $   9,516                $   9,463                $   8,189
   2/28/98          $  10,861                $  10,795                $   9,044
   3/31/98          $  11,141                $  11,072                $   9,436
   4/30/98          $  11,012                $  10,944                $   9,334
   5/31/98          $   9,473                $   9,410                $   8,054
   6/30/98          $   8,881                $   8,813                $   7,210
   7/31/98          $   8,999                $   8,706                $   7,438
   8/31/98          $   6,340                $   6,127                $   5,287
   9/30/98          $   6,545                $   6,330                $   5,623
  10/31/98          $   7,094                $   6,863                $   6,215
  11/30/98          $   7,374                $   7,129                $   6,732
  12/31/98          $   7,298                $   7,055                $   6,634
   1/31/99          $   6,857                $   6,618                $   6,527
   2/28/99          $   6,728                $   6,490                $   6,591
   3/31/99          $   7,406                $   7,150                $   7,459
   4/30/99          $   8,385                $   8,099                $   8,382
   5/31/99          $   8,665                $   8,365                $   8,333
   6/30/99          $   9,763                $   9,420                $   9,279
   7/31/99          $   9,720                $   9,378                $   9,027
   8/31/99          $   9,806                $   9,452                $   9,109
   9/30/99          $   9,559                $   9,218                $   8,801
  10/31/99          $   9,979                $   9,623                $   8,988
  11/30/99          $  11,604                $  11,179                $   9,794
  12/31/99          $  13,531                $  13,033                $  11,040
 1/31/2000          $  13,445                $  12,948                $  11,106
 2/29/2000          $  14,392                $  13,875                $  11,253
 3/31/2000          $  13,918                $  13,416                $  11,307
 4/30/2000          $  12,207                $  11,765                $  10,236
 5/31/2000          $  11,905                $  11,466                $   9,812
 6/30/2000          $  12,304                $  11,850                $  10,158
 7/31/2000          $  11,722                $  11,285                $   9,636
 8/31/2000          $  11,744                $  11,306                $   9,683
 9/30/2000          $  10,431                $  10,038                $   8,838
10/31/2000          $   9,720                $   9,356                $   8,197
11/30/2000          $   8,665                $   8,333                $   7,480
12/31/2000          $   9,068                $   8,717                $   7,661
 1/31/2001          $  10,202                $   9,815                $   8,716
 2/28/2001          $   9,468                $   9,101                $   8,033
 3/31/2001          $   8,572                $   8,237                $   7,244
 4/30/2001          $   9,079                $   8,728                $   7,602
 5/31/2001          $   9,187                $   8,834                $   7,693
 6/30/2001          $   8,907                $   8,557                $   7,535
 7/31/2001          $   8,345                $   8,024                $   7,059
 8/31/2001          $   8,000                $   7,694                $   6,989
 9/30/2001          $   6,737                $   6,468                $   5,907
10/31/2001          $   7,104                $   6,831                $   6,274
11/30/2001          $   7,708                $   7,406                $   6,929
12/31/2001          $   8,140                $   7,822                $   7,479
 1/31/2002          $   8,378                $   8,056                $   7,732
 2/28/2002          $   8,464                $   8,131                $   7,859
 3/31/2002          $   8,799                $   8,451                $   8,332
 4/30/2002          $   8,831                $   8,482                $   8,386
 5/31/2002          $   8,637                $   8,291                $   8,253
 6/30/2002          $   7,989                $   7,662                $   7,634
 7/31/2002          $   7,417                $   7,118                $   7,053
 8/31/2002          $   7,384                $   7,087                $   7,162
 9/30/2002          $   6,629                $   6,362                $   6,389
10/31/2002          $   6,942                $   6,660                $   6,804
11/30/2002          $   7,298                $   6,991                $   7,272
12/31/2002          $   7,028                $   6,735                $   7,030
 1/31/2003          $   6,899                $   6,607                $   7,000
 2/28/2003          $   6,715                $   6,426                $   6,811
 3/31/2003          $   6,477                $   6,202                $   6,618
 4/30/2003          $   6,952                $   6,650                $   7,207
 5/31/2003          $   7,395                $   7,065                $   7,724
 6/30/2003          $   7,816                $   7,470                $   8,165
 7/31/2003          $   8,270                $   7,907                $   8,676
 8/31/2003          $   8,907                $   8,504                $   9,258
 9/30/2003          $   8,896                $   8,482                $   9,326
10/31/2003          $   9,554                $   9,111                $  10,120
11/30/2003          $   9,608                $   9,165                $  10,244
12/31/2003          $  10,170                $   9,697                $  10,987
 1/31/2004          $  10,601                $  10,113                $  11,377
 2/29/2004          $  11,033                $  10,539                $  11,902
 3/31/2004          $  11,228                $  10,720                $  12,055
 4/30/2004          $  10,375                $   9,900                $  11,069
 5/31/2004          $  10,234                $   9,772                $  10,851
 6/30/2004          $  10,213                $   9,751                $  10,901
 7/31/2004          $   9,965                $   9,527                $  10,708
 8/31/2004          $  10,299                $   9,836                $  11,156
 9/30/2004          $  10,904                $  10,422                $  11,800
10/31/2004          $  11,217                $  10,720                $  12,083

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE EMERGING MARKETS FUND(1) CLASS A SHARES(2) AND
                      THE MSCI EMERGING MARKETS FREE INDEX(3)
                           FROM INCEPTION (11/30/01).

[CHART]

              CREDIT SUISSE EMERGING
                 MARKETS FUND(1) --    MSCI EMERGING MARKETS
                    CLASS A(2)            FREE INDEX(3)
11/30/2001          $   9,425               $  10,000
12/31/2001          $   9,947               $  10,794
 1/31/2002          $  10,251               $  11,160
 2/28/2002          $  10,343               $  11,343
 3/31/2002          $  10,778               $  12,025
 4/30/2002          $  10,818               $  12,103
 5/31/2002          $  10,580               $  11,910
 6/30/2002          $   9,789               $  11,017
 7/31/2002          $   9,090               $  10,179
 8/31/2002          $   9,050               $  10,336
 9/30/2002          $   8,127               $   9,221
10/31/2002          $   8,496               $   9,819
11/30/2002          $   8,931               $  10,495
12/31/2002          $   8,602               $  10,146
 1/31/2003          $   8,404               $  10,102
 2/28/2003          $   8,179               $   9,829
 3/31/2003          $   7,889               $   9,551
 4/30/2003          $   8,456               $  10,401
 5/31/2003          $   8,997               $  11,148
 6/30/2003          $   9,512               $  11,783
 7/31/2003          $  10,053               $  12,521
 8/31/2003          $  10,831               $  13,362
 9/30/2003          $  10,778               $  13,459
10/31/2003          $  11,583               $  14,605
11/30/2003          $  11,649               $  14,784
12/31/2003          $  12,322               $  15,856
 1/31/2004          $  12,850               $  16,419
 2/29/2004          $  13,404               $  17,177
 3/31/2004          $  13,641               $  17,397
 4/30/2004          $  12,586               $  15,975
 5/31/2004          $  12,427               $  15,660
 6/30/2004          $  12,401               $  15,732
 7/31/2004          $  12,098               $  15,454
 8/31/2004          $  12,493               $  16,101
 9/30/2004          $  13,245               $  17,031
10/31/2004          $  13,628               $  17,439

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004(1)

                                                                           SINCE
                                                     1 YEAR    5 YEARS   INCEPTION
                                                     ------   --------   ---------
Common Class                                         22.57%     2.67%      0.89%
Advisor Class                                        22.86%     2.49%      0.42%
Class A Without Sales Charge                         22.89%       --      12.77%
Class A With Maximum Sales Charge                    15.80%       --      10.42%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004(1)

                                                                           SINCE
                                                     1 YEAR    5 YEARS   INCEPTION
                                                     ------   --------   ---------
Common Class                                         17.27%     2.37%      1.17%
Advisor Class                                        17.52%     2.18%      0.71%
Class A Without Sales Charge                         17.65%       --      13.48%
Class A With Maximum Sales Charge                    10.84%       --      11.18%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 10.84%.
(3) The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

   As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

   The table illustrates your Fund's expenses in two ways:

   - ACTUAL FUND RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% FUND RETURN. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

    EXPENSES AND VALUE OF A $1,000 INVESTMENT FOR THE SIX-MONTH PERIOD ENDED
                                OCTOBER 31, 2004

                                                   COMMON    ADVISOR
                                                   CLASS      CLASS     CLASS A
                                                  --------   --------   --------
ACTUAL FUND RETURN
Beginning Account Value 4/30/04                   $  1,000   $  1,000   $  1,000
Ending Account Value 10/31/04                     $  1,081   $  1,083   $  1,083
Expenses Paid per $1,000*                         $  10.20   $   8.90   $  10.21

HYPOTHETICAL 5% FUND RETURN
Beginning Account Value 4/30/04                   $  1,000   $  1,000   $  1,000
Ending Account Value 10/31/04                     $  1,025   $  1,025   $  1,025
Expenses Paid per $1,000*                         $   9.93   $   8.65   $   9.93

                                                   COMMON    ADVISOR
                                                   CLASS      CLASS     CLASS A
                                                  --------   --------   --------
ANNUALIZED EXPENSE RATIOS*                            1.95%       1.70%      1.95%

----------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO FOR EACH SHARE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE FUND DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE FUND'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Fund's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financial Services               26.7%
Consumer Discretionary           13.8%
Telecomm Services                13.1%
Information Technology           13.0%
Materials & Processing           11.0%
Energy                            7.5%
Industrials                       6.2%
Utilities                         3.2%
Consumer Staples                  2.4%
Health Care                       2.3%
Other Assets                      0.8%

----------
* The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS (93.7%)
BRAZIL (5.8%)
AEROSPACE & DEFENSE (0.3%)
    Empresa Brasileira de Aeronautica SA ADR                             3,300   $   87,582
                                                                                 ----------
AIRLINES (0.4%)
    Gol-Linhas Aereas Inteligentes SA ADR*@                              6,700      138,422
                                                                                 ----------
BANKS (0.3%)
    Unibanco-Uniao de Bancos Brasileiros SA GDR                          4,100      108,445
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Brasil Telecom Participacoes SA ADR                                  5,300      162,498
    Tele Norte Leste Participacoes SA                                    8,000      101,401
    Tele Norte Leste Participacoes SA ADR                                5,700       74,556
                                                                                 ----------
                                                                                    338,455
                                                                                 ----------
ELECTRIC UTILITIES (0.5%)
    Centrais Eletricas Brasileiras SA                               10,000,000      156,863
                                                                                 ----------
METALS & MINING (0.3%)
    Companhia Siderurgica Nacional SA                                    7,000      103,284
                                                                                 ----------
OIL & GAS (1.8%)
    Petroleo Brasileiro SA-Petrobras ADR                                18,500      617,650
                                                                                 ----------
PAPER & FOREST PRODUCTS (0.8%)
    Votorantim Celulose e Papel SA ADR                                   7,400      255,670
                                                                                 ----------
TEXTILES & APPAREL (0.2%)
    Grendene SA*                                                         4,435       53,962
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    Telesp Celular Participacoes SA ADR*                                13,800       82,662
                                                                                 ----------
TOTAL BRAZIL                                                                      1,942,995
                                                                                 ----------
CHILE (1.3%)
BANKS (0.4%)
    Banco Santander Chile SA ADR                                         4,900      137,004
                                                                                 ----------
BEVERAGES (0.4%)
    Compania Cervecerias Unidas SA ADR@                                  3,000       67,470
    Embotelladora Andina SA ADR, Series B                                5,700       69,540
                                                                                 ----------
                                                                                    137,010
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
    Compania de Telecomunicaciones de Chile SA ADR@                      7,700       79,541
                                                                                 ----------
ELECTRIC UTILITIES (0.3%)
    Empresa Nacional de Electricidad SA                                159,900       89,026
                                                                                 ----------
TOTAL CHILE                                                                         442,581
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
CHINA (4.9%)
CHEMICALS (0.9%)
    Sinopec Yizheng Chemical Fibre Company, Ltd. Series H            1,488,000   $  309,576
                                                                                 ----------
ELECTRIC UTILITIES (1.4%)
    Huaneng Power International, Inc. Series H                         648,000      488,053
                                                                                 ----------
HOUSEHOLD DURABLES (0.5%)
    Guangdong Kelon Electrical Holdings Company, Ltd. Series H*        530,000      161,658
                                                                                 ----------
INSURANCE (2.1%)
    China Life Insurance Company, Ltd. Series H*                     1,047,000      695,041
                                                                                 ----------
TOTAL CHINA                                                                       1,654,328
                                                                                 ----------
COLOMBIA (0.3%)
BANKS (0.3%)
    Bancolombia SA ADR                                                   9,900       87,021
                                                                                 ----------
TOTAL COLOMBIA                                                                       87,021
                                                                                 ----------
HONG KONG (1.7%)
INDUSTRIAL CONGLOMERATES (0.8%)
    Golden Meditech Company, Ltd.                                    1,136,000      274,580
                                                                                 ----------
TEXTILES & APPAREL (0.9%)
    Ports Design, Ltd.*                                                157,000      298,533
                                                                                 ----------
TOTAL HONG KONG                                                                     573,113
                                                                                 ----------
HUNGARY (1.0%)
OIL & GAS (1.0%)
    MOL Magyar Olaj-es Gazipari Rt.                                      6,200      346,532
                                                                                 ----------
TOTAL HUNGARY                                                                       346,532
                                                                                 ----------
INDIA (3.9%)
CHEMICALS (1.2%)
    Reliance Industries, Ltd. GDR, Rule 144A++                          16,700      410,820
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
    Bharti Tele-Ventures, Ltd.*                                        105,900      367,281
                                                                                 ----------
GAS UTILITIES (0.2%)
    Gail India, Ltd.                                                    20,000       85,623
                                                                                 ----------
IT CONSULTING & SERVICES (1.2%)
    Infosys Technologies, Ltd. ADR@                                      3,100      206,150
    Tata Consultancy Services, Ltd.                                      7,526      191,505
                                                                                 ----------
                                                                                    397,655
                                                                                 ----------
PHARMACEUTICALS (0.2%)
    Ranbaxy Laboratories, Ltd. GDR                                       2,400       58,512
                                                                                 ----------
TOTAL INDIA                                                                       1,319,891
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
INDONESIA (0.9%)
BANKS (0.3%)
    PT Bank Danamon Indonesia Tbk                                      230,500   $   90,661
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    PT Telekomunikasi Indonesia                                        446,000      213,411
                                                                                 ----------
TOTAL INDONESIA                                                                     304,072
                                                                                 ----------
ISRAEL (3.3%)
BANKS (0.6%)
    Bank Hapoalim, Ltd.                                                 78,000      211,228
                                                                                 ----------
DIVERSIFIED FINANCIALS (0.6%)
    IDB Development Corporation, Ltd.                                    8,000      195,717
                                                                                 ----------
INTERNET SOFTWARE & SERVICES (0.8%)
    Check Point Software Technologies, Ltd.*                            10,900      246,569
                                                                                 ----------
PHARMACEUTICALS (1.3%)
    Teva Pharmaceutical Industries, Ltd. ADR@                           16,900      439,400
                                                                                 ----------
TOTAL ISRAEL                                                                      1,092,914
                                                                                 ----------
MALAYSIA (6.0%)
BANKS (3.4%)
    Commerce Asset-Holding Berhad                                      296,200      358,761
    Public Bank Berhad                                                 465,600      790,127
                                                                                 ----------
                                                                                  1,148,888
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
    Telekom Malaysia Berhad                                            165,100      499,926
                                                                                 ----------
MEDIA (1.1%)
    Astro All Asia Networks PLC*                                       267,900      366,876
                                                                                 ----------
TOTAL MALAYSIA                                                                    2,015,690
                                                                                 ----------
MEXICO (7.2%)
BEVERAGES (0.9%)
    Fomento Economico Mexicano SA de CV ADR                              3,900      171,990
    Grupo Modelo SA de CV Series C                                      46,700      119,739
                                                                                 ----------
                                                                                    291,729
                                                                                 ----------
CONSTRUCTION & ENGINEERING (0.6%)
    Empresas ICA Sociedad Controladora SA de CV*                       540,600      188,907
                                                                                 ----------
CONSTRUCTION MATERIALS (0.5%)
    Cemex SA de CV ADR                                                   5,510      159,679
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Telefonos de Mexico SA de CV ADR                                    10,000      342,400
                                                                                 ----------
FOOD PRODUCTS (0.2%)
    Grupo Bimbo SA de CV Series A                                       23,400       52,734
                                                                                 ----------
HOUSEHOLD DURABLES (0.5%)
    Consorcio ARA SA de CV*                                             60,100      160,767
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
MEXICO
MEDIA (0.3%)
    Grupo Televisa SA ADR                                                2,000   $  110,000
                                                                                 ----------
METALS & MINING (0.7%)
    Grupo Mexico SA de CV Series B*                                     59,594      246,277
                                                                                 ----------
REAL ESTATE (0.7%)
    Desarrolladora Homex SA de CV ADR*                                   7,500      139,875
    Urbi Desarrollos Urbanos SA de CV*                                  27,335      101,919
                                                                                 ----------
                                                                                    241,794
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    America Movil SA de CV ADR, Series L                                13,800      607,200
                                                                                 ----------
TOTAL MEXICO                                                                      2,401,487
                                                                                 ----------
PERU (0.6%)
METALS & MINING (0.6%)
    Compania de Minas Buenaventura SA ADR                                8,600      213,624
                                                                                 ----------
TOTAL PERU                                                                          213,624
                                                                                 ----------
RUSSIA (5.5%)
BANKS (0.6%)
    Sberbank RF                                                            400      185,600
                                                                                 ----------
INVESTMENT COMPANY (2.1%)
    Novy Neft II, Ltd.*                                                 54,300      708,121
                                                                                 ----------
OIL & GAS (1.6%)
    Lukoil ADR                                                           4,300      536,425
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    AO VimpelCom ADR*                                                    3,600      410,400
                                                                                 ----------
TOTAL RUSSIA                                                                      1,840,546
                                                                                 ----------
SINGAPORE (1.0%)
CHEMICALS (1.0%)
    Hi-P International, Ltd.                                           298,000      322,102
                                                                                 ----------
TOTAL SINGAPORE                                                                     322,102
                                                                                 ----------
SOUTH AFRICA (13.3%)
BANKS (2.8%)
    FirstRand, Ltd.                                                     88,000      173,642
    Standard Bank Group, Ltd.                                           86,757      758,023
                                                                                 ----------
                                                                                    931,665
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telkom South Africa, Ltd.                                           13,330      187,857
                                                                                 ----------
HOUSEHOLD DURABLES (1.2%)
    Steinhoff International Holdings, Ltd.                             231,720      401,535
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
SOUTH AFRICA
INDUSTRIAL CONGLOMERATES (1.0%)
    Bidvest Group, Ltd.                                                 30,000   $  327,180
                                                                                 ----------
INSURANCE (0.7%)
    Sanlam, Ltd.                                                       137,000      239,847
                                                                                 ----------
MEDIA (1.4%)
    Naspers, Ltd. N Shares                                              51,000      465,481
                                                                                 ----------
METALS & MINING (3.3%)
    Anglo American PLC                                                  21,941      477,007
    AngloGold Ashanti, Ltd.                                              4,500      166,128
    Impala Platinum Holdings, Ltd.                                       2,600      207,924
    Kumba Resources, Ltd.                                               36,587      252,040
                                                                                 ----------
                                                                                  1,103,099
                                                                                 ----------
OIL & GAS (1.6%)
    Sasol                                                               27,400      542,273
                                                                                 ----------
SPECIALTY RETAIL (0.8%)
    JD Group, Ltd.                                                      28,200      261,048
                                                                                 ----------
TOTAL SOUTH AFRICA                                                                4,459,985
                                                                                 ----------
SOUTH KOREA (13.7%)
AIRLINES (0.9%)
    Korean Air Lines Company, Ltd.*                                     19,430      298,136
                                                                                 ----------
AUTO COMPONENTS (0.8%)
    Hankook Tire Company, Ltd.                                          29,710      275,533
                                                                                 ----------
AUTOMOBILES (0.5%)
    Hyundai Motor Company, Ltd.                                          3,550      172,655
                                                                                 ----------
BANKS (1.6%)
    Daegu Bank                                                          14,420       86,438
    Industrial Bank of Korea                                            38,260      242,229
    Shinhan Financial Group Company, Ltd.                                9,400      185,814
                                                                                 ----------
                                                                                    514,481
                                                                                 ----------
HOUSEHOLD DURABLES (1.8%)
    LG Electronics, Inc.                                                10,500      593,502
                                                                                 ----------
INTERNET SOFTWARE & SERVICES (0.9%)
    NCsoft Corp.*                                                        3,040      291,543
                                                                                 ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.5%)
    Samsung Electronics Company, Ltd.                                    4,712    1,852,771
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
    SK Telecom Company, Ltd.                                             1,700      267,639
    SK Telecom Company, Ltd. ADR@                                       15,400      303,842
                                                                                 ----------
                                                                                    571,481
                                                                                 ----------
TOTAL SOUTH KOREA                                                                 4,570,102
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
TAIWAN (15.0%)
AUTOMOBILES (1.4%)
    China Motor Corp.                                                  402,000   $  463,346
                                                                                 ----------
BANKS (3.9%)
    Chinatrust Financial Holding Company, Ltd.                          13,648       15,599
    E.Sun Financial Holding Company, Ltd.                              250,000      170,942
    Mega Financial Holding Company, Ltd.                               916,000      612,651
    Taishin Financial Holdings Company, Ltd.                           606,720      496,867
                                                                                 ----------
                                                                                  1,296,059
                                                                                 ----------
COMPUTERS & PERIPHERALS (3.3%)
    Acer, Inc.                                                         531,553      779,601
    Advantech Company, Ltd.                                            149,159      319,062
                                                                                 ----------
                                                                                  1,098,663
                                                                                 ----------
DIVERSIFIED FINANCIALS (1.5%)
    First Financial Holding Company, Ltd.*                             642,000      517,756
                                                                                 ----------
FOOD PRODUCTS (1.0%)
    Uni-President Enterprises Corp.                                    726,000      335,035
                                                                                 ----------
INSURANCE (1.4%)
    Cathay Financial Holding Company, Ltd.                             247,000      473,598
                                                                                 ----------
REAL ESTATE (1.1%)
    Cathay Real Estate Development Company, Ltd.                       717,000      360,968
                                                                                 ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.4%)
    Taiwan Semiconductor Manufacturing Company, Ltd.                   175,468      233,061
    United Microelectronics Corp.*                                     388,782      237,200
                                                                                 ----------
                                                                                    470,261
                                                                                 ----------
TOTAL TAIWAN                                                                      5,015,686
                                                                                 ----------
THAILAND (4.2%)
BANKS (1.1%)
    Siam City Bank Public Company, Ltd.                                749,900      383,487
                                                                                 ----------
CONSTRUCTION MATERIALS (2.0%)
    Siam Cement Public Company, Ltd.                                   106,700      666,849
                                                                                 ----------
OIL & GAS (0.2%)
    Thai Oil Public Company, Ltd.*                                      50,600       48,980
                                                                                 ----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    Advanced Info Service Public Company, Ltd.                         127,050      289,277
                                                                                 ----------
TOTAL THAILAND                                                                    1,388,593
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
COMMON STOCKS
TURKEY (3.3%)
BANKS (1.8%)
    Akbank T.A.S                                                    84,864,776   $  382,740
    Turkiye Garanti Bankasi AS                                      77,362,866      206,721
                                                                                 ----------
                                                                                    589,461
                                                                                 ----------
DIVERSIFIED FINANCIALS (1.5%)
    Koc Holding AS                                                  83,095,000      504,375
                                                                                 ----------
TOTAL TURKEY                                                                      1,093,836
                                                                                 ----------
VENEZUELA (0.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Compania Anonima Nacional Telefonos de Venezuela ADR                11,200      257,600
                                                                                 ----------
TOTAL VENEZUELA                                                                     257,600
                                                                                 ----------
TOTAL COMMON STOCKS (Cost $24,279,336)                                           31,342,698
                                                                                 ----------
PREFERRED STOCKS (4.5%)
BRAZIL (4.5%)
BANKS (1.4%)
    Banco Bradesco SA                                                    2,900      175,686
    Banco Itau Holding Financeira SA                                     2,480      300,448
                                                                                 ----------
                                                                                    476,134
                                                                                 ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    Telemar Norte Leste SA                                               2,800       51,490
    Telesp-Telecomunicacoes de Sao Paulo SA                          5,000,000       79,727
                                                                                 ----------
                                                                                    131,217
                                                                                 ----------
ELECTRIC UTILITIES (0.8%)
    Companhia Energetica de Minas Gerais                            10,800,000      249,580
                                                                                 ----------
METALS & MINING (1.9%)
    Caemi Mineracao e Metalurgia SA*                                   157,000       94,002
    Companhia Vale do Rio Doce ADR                                      30,200      549,640
                                                                                 ----------
                                                                                    643,642
                                                                                 ----------
TOTAL PREFERRED STOCKS (Cost $1,038,440)                                          1,500,573
                                                                                 ----------
WARRANTS (1.2%)
INDIA (1.2%)
DIVERSIFIED FINANCIALS (1.2%)
    National Thermal Power Rule 144A, (UBS) expires 10/20/05*           40,100       55,187
    Maruti Udyog Ltd. Rule 144A, (UBS) expires 5/20/05*                 41,500      343,737
                                                                                 ----------
TOTAL WARRANTS (Cost $468,933)                                                      398,924
                                                                                 ----------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                      SHARES       VALUE
                                                                    ----------   ----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Company, Ltd.* (Cost $0)                  191,874   $        0
                                                                                 ----------
SHORT-TERM INVESTMENTS (3.4%)
    State Street Navigator Prime Fund^                                 879,984      879,984

                                                                       PAR
                                                                      (000)
                                                                    ----------
    State Street Bank and Trust Co. Euro Time Deposit, 1.000%,
      11/01/04                                                      $      272           272,000
                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,151,984)                                         1,151,984
                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (102.8%) (Cost $26,938,693)                                34,394,179

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.8%)                                           (925,095)
                                                                                  --------------
NET ASSETS (100.0%)                                                               $   33,469,084
                                                                                  ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt
                        GDR = Global Depositary Receipt

*         Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to a value of $809,744 or 2.42% of net assets.
@         Security or portion thereof is out on loan.
^ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan of $879,984
      (Cost $26,938,693) (Note 1)                                                            $    34,394,179(1)
    Cash                                                                                                 496
    Foreign currency at value (Cost $213,295)                                                        215,798
    Receivable for investments sold                                                                  694,040
    Dividend and interest receivable                                                                  83,279
    Receivable for fund shares sold                                                                    6,120
    Prepaid expenses and other assets                                                                 28,750
                                                                                             ---------------
      Total Assets                                                                                35,422,662
                                                                                             ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                     32,031
    Administrative services fee payable (Note 2)                                                      12,841
    Distribution fee payable (Note 2)                                                                  8,523
    Payable upon return of securities loaned (Note 1)                                                879,984
    Payable for investments purchased                                                                505,062
    Payable for fund shares redeemed                                                                 357,517
    Deferred foreign tax liability (Note 1)                                                           53,274
    Directors' fee payable                                                                             4,268
    Other accrued expenses payable                                                                   100,078
                                                                                             ---------------
      Total Liabilities                                                                            1,953,578
                                                                                             ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                           3,225
    Paid-in capital (Note 5)                                                                      85,909,901
    Undistributed net investment income                                                               11,488
    Accumulated net realized loss on investments and foreign currency transactions               (59,859,202)
    Net unrealized appreciation from investments and foreign currency translations                 7,403,672
                                                                                             ---------------
      Net Assets                                                                             $    33,469,084
                                                                                             ===============
COMMON SHARES
    Net assets                                                                               $    32,072,426
    Shares outstanding                                                                             3,086,284
                                                                                             ---------------
    Net asset value, offering price, and redemption price per share                          $         10.39
                                                                                             ===============
ADVISOR SHARES
    Net assets                                                                               $     1,180,772
    Shares outstanding                                                                               117,369
                                                                                             ---------------
    Net asset value, offering price, and redemption price per share                          $         10.06
                                                                                             ===============
A SHARES
    Net assets                                                                               $       215,886
    Shares outstanding                                                                                20,909
                                                                                             ---------------
    Net asset value and redemption price per share                                           $         10.33
                                                                                             ===============
    Maximum offering price per share (net asset value/(1-5.75%))                             $         10.96
                                                                                             ===============

(1)  Including $856,837 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                                $     1,068,676
    Interest                                                                                           3,238
    Securities lending                                                                                 3,106
    Foreign taxes withheld                                                                          (133,244)
                                                                                             ---------------
      Total investment income                                                                        941,776
                                                                                             ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                                441,695
    Administrative services fees (Note 2)                                                             65,821
    Distribution fees (Note 2)
      Common Class                                                                                    84,885
      Class A                                                                                            495
    Transfer agent fees (Note 2)                                                                     119,822
    Legal fees                                                                                        50,383
    Custodian fees                                                                                    41,815
    Registration fees                                                                                 35,107
    Printing fees (Note 2)                                                                            32,535
    Audit fees                                                                                        20,743
    Insurance expense                                                                                 17,522
    Directors' fees                                                                                   16,873
    Commitment fees (Note 3)                                                                             929
    Interest expense (Note 3)                                                                            772
    Miscellaneous expense                                                                             10,456
                                                                                             ---------------
      Total expenses                                                                                 939,853
    Less: fees waived (Note 2)                                                                      (253,909)
                                                                                             ---------------
      Net expenses                                                                                   685,944
                                                                                             ---------------
       Net investment income                                                                         255,832
                                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments (including Thailand Capital Gain Tax of
      $185,121)                                                                                    8,633,045
    Net realized loss on foreign currency transactions                                               (59,827)
    Net change in unrealized appreciation (depreciation) from investments                         (3,349,334)
    Net change in unrealized appreciation (depreciation) from foreign currency
      translations                                                                                   107,540
                                                                                             ---------------
    Net realized and unrealized gain from investments and foreign currency related items           5,331,424
                                                                                             ---------------
    Net increase in net assets resulting from operations                                     $     5,587,256
                                                                                             ===============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR           FOR THE YEAR
                                                                              ENDED                   ENDED
                                                                         OCTOBER 31, 2004       OCTOBER 31, 2003
                                                                         ----------------       ----------------
FROM OPERATIONS
  Net investment income                                                  $        255,832       $        133,974
  Net realized gain from investments and foreign
   currency transactions                                                        8,573,218              2,062,391
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                               (3,241,794)             7,994,423
                                                                         ----------------       ----------------
   Net increase in net assets resulting from operations                         5,587,256             10,190,788
                                                                         ----------------       ----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                  4,252,294             15,953,970
  Net asset value of shares redeemed                                          (13,752,206)(1)        (20,726,625)(2)
                                                                         ----------------       ----------------
   Net decrease in net assets from capital share transactions                  (9,499,912)            (4,772,655)
                                                                         ----------------       ----------------
  Net increase (decrease) in net assets                                        (3,912,656)             5,418,133
NET ASSETS
  Beginning of year                                                            37,381,740             31,963,607
                                                                         ----------------       ----------------
  End of year                                                            $     33,469,084       $     37,381,740
                                                                         ================       ================
  Undistributed Net Investment Income                                    $         11,488       $             --
                                                                         ================       ================

(1)  Net of $2,215 of redemption fees retained by the Fund.

(2)  Net of $70,816 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

                                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------
                                                         2004          2003          2002             2001         2000
                                                      ---------     ---------     ---------         ---------    ---------
PER SHARE DATA
  Net asset value, beginning of year                  $    8.86     $    6.43     $    6.58         $    9.03    $    9.27
                                                      ---------     ---------     ---------         ---------    ---------
INVESTMENT OPERATIONS
  Net investment income (loss)                             0.07(1)       0.03(1)      (0.00)(1),(2)      0.04         0.04
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         1.46          2.40         (0.15)            (2.46)       (0.28)
                                                      ---------     ---------     ---------         ---------    ---------
      Total from investment operations                     1.53          2.43         (0.15)            (2.42)       (0.24)
                                                      ---------     ---------     ---------         ---------    ---------
LESS DIVIDENDS
  Dividends from net investment income                       --            --            --             (0.03)          --
                                                      ---------     ---------     ---------         ---------    ---------
REDEMPTION FEES                                            0.00(3)       0.00(3)       0.00(3)             --           --
                                                      ---------     ---------     ---------         ---------    ---------
NET ASSET VALUE, END OF YEAR                          $   10.39     $    8.86     $    6.43         $    6.58    $    9.03
                                                      =========     =========     =========         =========    =========
      Total return(4)                                     17.27%        37.64%        (2.28)%          (26.92)%      (2.59)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)              $  32,072     $  36,139     $  30,769         $  40,463    $  60,482
    Ratio of expenses to average net assets(5)             1.95%         1.85%         1.65%             1.65%        1.67%
    Ratio of net investment income (loss)
      to average net assets                                0.72%         0.44%        (0.00)%(6)         0.41%        0.44%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.72%         0.97%         1.16%             0.86%        0.79%
  Portfolio turnover rate                                   114%          156%          145%              188%         232%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $(0.01) per share.

(3)  This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02% for the year ended October 31, 2000. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the year ended October 31, 2000. For the years ended October 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expenses ratio because of transfer agent credits.

(6)  Represents less than (0.01)%.

                 See Accompanying Notes to Financial Statements.

(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                       ------------------------------------------------------------------
                                                         2004          2003        2002           2001            2000
                                                       ---------    ---------    ---------     ---------        ---------
PER SHARE DATA
  Net asset value, beginning of year                   $    8.56    $    6.25    $    6.41     $    8.78        $    9.03
                                                       ---------    ---------    ---------     ---------        ---------
INVESTMENT OPERATIONS
  Net investment income (loss)                              0.09(1)      0.01(1)     (0.01)(1)      0.00(1),(2)      0.07
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                          1.41         2.30        (0.15)        (2.37)           (0.32)
                                                       ---------    ---------    ---------     ---------        ---------
      Total from investment operations                      1.50         2.31        (0.16)        (2.37)           (0.25)
                                                       ---------    ---------    ---------     ---------        ---------
NET ASSET VALUE, END OF YEAR                           $   10.06    $    8.56    $    6.25     $    6.41        $    8.78
                                                       =========    =========    =========     =========        =========
      Total return(3)                                      17.52%       36.80%       (2.50)%      (26.99)%          (2.77)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)               $   1,181    $   1,183    $   1,105     $   1,331        $      67
    Ratio of expenses to average net assets(4)              1.70%        2.10%        1.90%         1.91%            1.92%
    Ratio of net investment income (loss)
      to average net assets                                 0.97%        0.16%       (0.19)%       (0.07)%           0.29%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                  0.72%        0.97%        1.19%         0.90%            0.75%
  Portfolio turnover rate                                    114%         156%         145%          188%             232%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01% and .02% for the years ended October 31, 2001 and 2000, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 1.90% for the years ended October 31, 2001 and 2000, respectively. For the years ended October 31, 2004, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                                   -------------------------------------
                                                                     2004         2003           2002(1)
                                                                   --------     --------        --------
PER SHARE DATA
  Net asset value, beginning of period                             $   8.78     $   6.45        $   7.14
                                                                   --------     --------        --------
INVESTMENT OPERATIONS
  Net investment income (loss)                                         0.03(2)     (0.03)(2)        0.07
  Net gain (loss) on investments and foreign currency related
    items (both realized and unrealized)                               1.52         2.36           (0.76)
                                                                   --------     --------        --------
      Total from investment operations                                 1.55         2.33           (0.69)
                                                                   --------     --------        --------
NET ASSET VALUE, END OF PERIOD                                     $  10.33     $   8.78        $   6.45
                                                                   ========     ========        ========
      Total return(3)                                                 17.65%       36.34%          (9.80)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                         $    216     $     60        $     90
    Ratio of expenses to average net assets(4)                         1.95%        1.85%           1.65%(5)
    Ratio of net investment income (loss) to average net assets        0.32%       (0.41)%          1.92%(5)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                                    0.72%        0.97%           1.52%(5)
  Portfolio turnover rate                                               114%         156%            145%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the the years ended October 31, 2004 and 2003, and the period ended October 31, 2002, there was no effect on net on operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Emerging Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks growth of capital. The Fund was incorporated under the laws of the State of Maryland on December 23, 1993.

   The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares and Class A shares. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("CSAM"), (3) certain registered investment advisers ("RIAs"),
(4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Effective December 12, 2001, the Fund closed its Advisor Class to new investments, except for reinvestment of dividends. Advisor Class shareholders may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2004, the Fund had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2004 is as follows:

               MARKET VALUE OF                          VALUE OF
              SECURITIES LOANED                    COLLATERAL RECEIVED
              -----------------                    -------------------
                  $  856,837                           $  879,984

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Fund to act as the Fund's securities lending agent. The Fund earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the income earned from the securities lending activities with the Fund receiving 70% and SSB receiving 30% of the earnings on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   K) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2004, investment advisory fees earned and voluntarily waived were $441,695 and $253,909, respectively. CSAM will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2004.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net advisory fee and are not paid by the Fund.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2004, co-administrative services fees earned by CSAMSI were $35,335.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                         ANNUAL RATE
           ------------------------                         ------------
           First $5 billion                      0.050% of average daily net assets
           Next $5 billion                       0.035% of average daily net assets
           Over $10 billion                      0.020% of average daily net assets

   For the year ended October 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $30,486.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares. Effective November 1, 2003, CSAM no longer receives 12b-1 fees on Advisor Class shares.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2004, the Fund reimbursed CSAM $58,486, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2004, CSAMSI and its affiliates advised the Fund that they retained $2,346 from commissions earned on the sale of the Fund's Class A shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2004, Merrill was paid $11,679 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2004 the Fund had no loans outstanding under the Credit Facility. During the year ended October 31, 2004, the Fund had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE           MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------          ----------------
            $ 425,543                1.555%                  $ 1,322,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $39,604,349 and $48,831,237, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue three billion full and fractional shares of capital stock, $0.001 par value per share, of which one billion are classified as Common Class shares, one billion are classified as Advisor Class shares and one billion are classified as Class A shares. Transactions in capital shares of the Fund were as follows:

                                                                  COMMON CLASS
                                  ---------------------------------------------------------------------------
                                            FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                     OCTOBER 31, 2003
                                  ---------------------------------------------------------------------------
                                       SHARES              VALUE              SHARES               VALUE
                                  ---------------     ---------------     ---------------     ---------------
Shares sold                               378,683     $     3,745,602           2,048,857     $    14,803,151
Shares redeemed                        (1,372,472)        (13,126,573)         (2,751,484)        (19,260,178)
                                  ---------------     ---------------     ---------------     ----------------
Net decrease                             (993,789)    $    (9,380,971)           (702,627)    $    (4,457,027)
                                  ===============     ===============     ===============     ===============

                                                                 ADVISOR CLASS
                                  ---------------------------------------------------------------------------
                                            FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                     OCTOBER 31, 2003
                                  ---------------------------------------------------------------------------
                                       SHARES              VALUE              SHARES               VALUE
                                  ---------------     ---------------     ---------------     ---------------
Shares sold                                    --     $            --                 152     $         1,004
Shares redeemed                           (20,888)           (203,254)            (38,794)           (258,976)
                                  ---------------     ---------------     ---------------     ---------------
Net decrease                              (20,888)    $      (203,254)            (38,642)    $      (257,972)
                                  ===============     ===============     ===============     ===============

                                                                    CLASS A
                                  ---------------------------------------------------------------------------
                                            FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                     OCTOBER 31, 2003
                                  ---------------------------------------------------------------------------
                                       SHARES              VALUE              SHARES               VALUE
                                  ---------------     ---------------     ---------------     ---------------
Shares sold                                55,545     $       506,692             142,309     $     1,149,815
Shares redeemed                           (41,486)           (422,379)           (149,382)         (1,207,471)
                                  ---------------     ---------------     ---------------     ---------------
Net increase (decrease)                    14,059     $        84,313              (7,073)    $       (57,656)
                                  ===============     ===============     ===============     ===============

   Effective September 16, 2002, a redemption fee of 2% of the value of Common Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest.

   On October 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

                                   NUMBER OF        APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------      ----------------------
           Common Class                 4                     55%
           Advisor Class                2                     16%
           Class A                      5                     90%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and the accrual of foreign capital gain tax.

   At October 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

       Undistributed net investment income                   $      11,488
       Accumulated realized loss                               (59,752,229)
       Unrealized appreciation                                   7,296,699
                                                             -------------
                                                             $ (52,444,042)
                                                             =============

   At October 31, 2004, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                         EXPIRES OCTOBER 31,
                   -----------------------------------------------------------
                        2007            2008           2009            2010
                   -------------   ------------   -------------   ------------
                   $  35,826,491   $  1,548,749   $  18,753,909   $  3,623,080

   During the tax year ended October 31, 2004, the Fund has utilized $8,415,609 of the capital loss carryforward.

   It is uncertain whether the Fund will be able to realize the benefits before they expire.

   At October 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $27,045,936, $7,915,743, $(567,500) and $7,348,243, respectively.

   At October 31, 2004, the Fund reclassified $244,344 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences that arose principally from differing book/tax treatments of foreign currency translations and the accrual for foreign capital gains tax. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE EMERGING MARKETS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Credit Suisse Emerging Markets Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 15, 2004

CREDIT SUISSE EMERGING MARKETS FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                TERM                                       NUMBER OF
                                                OF OFFICE(1)                               PORTFOLIOS IN
                                                AND                                        FUND
                                POSITION(S)     LENGTH        PRINCIPAL                    COMPLEX              OTHER
NAME, ADDRESS AND               HELD WITH       OF TIME       OCCUPATION(S) DURING         OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                   FUND            SERVED        PAST FIVE YEARS              DIRECTOR             HELD BY DIRECTOR
------------------------------  --------------  ------------  ---------------------------  -------------------- ------------------
INDEPENDENT DIRECTORS

Richard H. Francis              Director,       Since         Currently retired            42                   None
c/o Credit Suisse Asset         Nominating      1999
Management, LLC                 and Audit
466 Lexington Avenue            Committee
New York, New York              Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten               Director,       Since         Dean of Yale School of       41                   Director of
Box 208200                      Nominating      1998(2)       Management and                                    Aetna, Inc.
New Haven, Connecticut          and Audit                     William S. Beinecke                               (insurance company);
06520-8200                      Committee                     Professor in the Practice                         Director of
                                Member                        of International Trade                            Calpine Corporation
Date of Birth: 10/29/46                                       and Finance from                                  (energy provider);
                                                              November 1995 to present.                         Director of
                                                                                                                CarMax Group
                                                                                                                (used car
                                                                                                                dealers).

Peter F. Krogh                  Director,       Since         Dean Emeritus and            41                   Director of
301 ICC                         Nominating      2001          Distinguished Professor                           Carlisle Companies
Georgetown University           Committee                     of International Affairs                          Incorporated
Washington, DC 20057            Chairman                      at the Edmund A. Walsh                            (diversified
                                and Audit                     School of Foreign Service,                        manufacturing
Date of Birth: 02/11/37         Committee                     Georgetown University from                        company).
                                Member                        June 1995 to present.

James S. Pasman, Jr.            Director,       Since         Currently retired            43                   Director of
c/o Credit Suisse Asset         Nominating      1999                                                            Education
Management, LLC                 and Audit                                                                       Management
466 Lexington Avenue            Committee                                                                       Corp.
New York, New York              Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                TERM                                       NUMBER OF
                                                OF OFFICE(1)                               PORTFOLIOS IN
                                                AND                                        FUND
                                POSITION(S)     LENGTH        PRINCIPAL                    COMPLEX              OTHER
NAME, ADDRESS AND               HELD WITH       OF TIME       OCCUPATION(S) DURING         OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                   FUND            SERVED        PAST FIVE YEARS              DIRECTOR             HELD BY DIRECTOR
------------------------------  --------------  ------------  ---------------------------  -------------------- ------------------
INDEPENDENT DIRECTORS

Steven N. Rappaport             Director,       Since         Partner of Lehigh Court,     43                   Director of
Lehigh Court, LLC               Nominating      1999          LLC and RZ Capital                                Presstek, Inc.
40 East 52nd Street             Committee                     (private investment firms)                        (digital imaging
New York, New York              Member and                    from July 2002 to                                 technologies
10022                           Audit                         present; Transition                               company);
                                Committee                     Adviser to SunGard                                Director of Wood
Date of Birth: 07/10/48         Chairman                      Securities Finance, Inc.                          Resources, LLC.
                                                              from February 2002 to                             (plywood
                                                              July 2002; President of                           manufacturing
                                                              SunGard Securities                                company).
                                                              Finance, Inc. from 2001 to
                                                              February 2002; President
                                                              of Loanet, Inc. (on-line
                                                              accounting service) from
                                                              1997 to 2001.

INTERESTED DIRECTORS

Michel E. Kenneally(3)          Chairman        Since         Chairman and Global          45                   None
Credit Suisse Asset             and Chief       2004          Chief Executive Officer
Management, LLC                 Executive                     of CSAM since 2003;
466 Lexington Avenue            Officer                       Chairman and
New York, New York                                            Chief Investment Officer
10017-3140                                                    of Banc of America
                                                              Capital Management
Date of Birth: 03/30/54                                       from 1998 to March 2003.

----------
(3) Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

                                                TERM                                       NUMBER OF
                                                OF OFFICE(1)                               PORTFOLIOS IN
                                                AND                                        FUND
                                POSITION(S)     LENGTH        PRINCIPAL                    COMPLEX              OTHER
NAME, ADDRESS AND               HELD WITH       OF TIME       OCCUPATION(S) DURING         OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                   FUND            SERVED        PAST FIVE YEARS              DIRECTOR             HELD BY DIRECTOR
------------------------------  --------------  ------------  ---------------------------  -------------------- ------------------
INTERESTED DIRECTORS

William W. Priest(4)            Director        Since         Chief Executive Officer of   48                   Director of
Epoch Investment Partners                       1999          J Net Enterprises, Inc.                           Globe Wireless,
667 Madison Avenue                                            (technology holdings                              LLC (maritime
New York, NY 10021                                            company) since                                    communication
                                                              June 2004; Chief                                  company);
Date of Birth: 09/24/41                                       Executive Officer of Epoch                        Director of
                                                              Investment Partners, Inc.                         InfraRed X
                                                              since April 2004;                                 (medical device
                                                              Co-Managing Partner,                              company);
                                                              Steinberg Priest & Sloane                         Director of
                                                              Capital Management, LLC                           J Net
                                                              from 2001 to March 2004;                          Enterprises, Inc.
                                                              Chairman and Managing
                                                              Director of CSAM
                                                              from 2000 to February
                                                              2001; Chief Executive
                                                              Officer and Managing
                                                              Director of CSAM
                                                              from 1990 to 2000.

----------
(4) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ending 12/31/02).

                                                TERM
                                                OF OFFICE(1)
                                                AND
                                POSITION(S)     LENGTH
NAME, ADDRESS AND               HELD WITH       OF TIME
DATE OF BIRTH                   FUND            SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------  --------------  ------------  -------------------------------------------------
OFFICERS

Michael A. Pignataro            Chief           Since         Director and Director of Fund Administration of
Credit Suisse Asset             Financial       1999          CSAM; Associated with CSAM since 1984; Officer of
Management, LLC                 Officer and                   other Credit Suisse Funds
466 Lexington Avenue            Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio                  Chief           Since         Vice President and Global Head of Compliance of
Credit Suisse Asset             Compliance      2004          CSAM; Associated with CSAM since July 2000; Vice
Management, LLC                 Officer                       President and Director of Compliance of
466 Lexington Avenue                                          Forstmann-Leff Associates from 1998 to June 2000;
New York, New York                                            Officer of other Credit Suisse Funds
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                      Chief           Since         Director and Deputy General Counsel of CSAM since
Credit Suisse Asset             Legal Officer   2004          September 2004; Senior Associate of Shearman &
Management, LLC                                               Sterling LLP from September 2000 to September
466 Lexington Avenue                                          2004; Senior Counsel of the SEC Division of
New York, New York                                            Investment Management from June 1997 to September
10017-3140                                                    2000; Officer of other Credit Suisse Funds

Date of Birth: 08/14/70

J. Kevin Gao                    Vice President  Since         Vice President and legal counsel of CSAM;
Credit Suisse Asset             and Secretary   2004          Associated with CSAM since July 2003; Associated
Management, LLC                                               with the law firm of Willkie Farr & Gallagher LLP
466 Lexington Avenue                                          from 1998 to 2003; Officer of other Credit Suisse
New York, New York                                            Funds
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza                 Assistant       Since         Assistant Vice President of CSAM since January
Credit Suisse Asset             Treasurer       2002          2001; Associated with CSAM since 1998; Officer of
Management, LLC                                               other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE EMERGING MARKETS FUND
TAX INFORMATION LETTER (UNAUDITED)
October 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   For the fiscal year ended October 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

CREDIT SUISSE EMERGING MARKETS FUND
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-927-2874

   -  On the Fund's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       This page intentionally left blank

                       This page intentionally left blank

P.O. Box 55030, Boston, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSEMK-2-1004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2003 and October 31, 2004.

                                                2003           2004
--------------------------------------------------------------------------
Audit Fees                                      $    12,972    $    12,972
Audit-Related Fees(1)                           $     3,000    $     4,500
Tax Fees(2)                                     $     2,323    $     2,323
All Other Fees                                           --             --
Total                                           $    18,295    $    19,795

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000), and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2003 and October 31, 2004.

                                                2003           2004
--------------------------------------------------------------------------
Audit-Related Fees                              N/A            N/A

Tax Fees                                        N/A            N/A
All Other Fees                                  N/A            N/A
Total                                           N/A            N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                                2003           2004
--------------------------------------------------------------------------
Audit-Related Fees                              N/A            N/A
Tax Fees                                        N/A            N/A
All Other Fees                                  N/A            N/A
Total                                           N/A            N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2003 and October 31, 2004:

                                                2003           2004
--------------------------------------------------------------------------
Audit-Related Fees                              N/A            N/A
Tax Fees                                        N/A            N/A
All Other Fees                                  N/A            N/A
Total                                           N/A            N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2003 and October 31, 2004 were $5,323 and $6,823, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

               CREDIT SUISSE EMERGING MARKETS FUND, INC.

               /s/ Michael E. Kenneally
               ------------------------
               Name:  Michael E. Kenneally
               Title: Chief Executive Officer
               Date:  January 7, 2005

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               /s/ Michael E. Kenneally
               ------------------------
               Name:  Michael E. Kenneally
               Title: Chief Executive Officer
               Date:  January 7, 2005

               /s/ Michael A. Pignataro
               ------------------------
               Name:  Michael A. Pignataro
               Title: Chief Financial Officer
               Date:  January 7, 2005